UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2005

TRIMAX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-32749
(Commission File Number)

76-0616468
(IRS Employer Identification No.)

Simpson Tower, 401 Bay Street, #2112,
Toronto, Ontario, CANADA M5H2Y4
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (416) 834-6686

(formerly KIWI Network Solutions Inc.)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

a. Further to Trimax Corporation’s Reorganization Agreement with the shareholders of PLC Network Solutions, Inc., effective August 17, 2005, the Company sold 9,083,720 shares of common stock. These shares were issued in consideration for the cancellation of $454,186 of debt. These shares were issued pursuant to an exemption provided by Regulation S, promulgated under the Securities Act of 1933. All of the purchasers are non residents of the U.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAX CORPORATION

Date: August 23, 2005	By:	/s/ Derek Pepler

	Title:	Derek Pepler, President